SAND HILL IT | SECURITY

StBERNARD Software™

Investor Presentation

June 23, 2006

Safe Harbor Statement

This presentation includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Sand Hill's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: difficulties encountered in integrating merged businesses; uncertainties as to the timing of the merger; approval of the transactions by the stockholders of the companies; the number and percentage of Sand Hill stockholders voting against the merger; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals, if any; whether certain market segments grow as anticipated; the competitive environment in the software industry and competitive responses to the proposed merger; as well as other relevant risks detailed in Sand Hill's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Sand Hill does not assume any obligation to update the information contained in this presentation. **A COMPLETE COPY OF THE FORM S-4 FILED BY SAND HILL MAY BE OBTAINED AT WWW.SEC.GOV OR AT WWW.SANDHILLSECURITY.COM.**

StBERNARD Software

St. Bernard Software (Snapshot)



SBS Established	1995
People	160
Headquarters	San Diego, CA
Web Site	www.stbernard.com
Business Model	Subscription Based (70% in Q1 2006)
Industry Focus	Secure Content Management (SCM)
Customers	8,500 (3.5 million seats, 95% renewals)
Size	$29 million in gross billings in 2005

PRODUTS

St Bernard ePrism Email Filtering Appliance

St Bernard iPrism® Internet Filtering Appliance







St Bernard Open File Manager™ Open File Management Software

St Bernard Premium UpdateEXPERT® Patch & Security Settings Management

St Bernard Software

In a Nut Shell

Superb Market

- Secure Content / Web-filtering
- #1 IT spending category per Goldman Sachs
- Category growing between 47% and 53% per year
- Focus is on the under-served small to medium size enterprise market segment

Great Business

- $29 million in billings for 2005
- Subscription business model, recurring revenue
- 37% growth in subscriptions in 2005
- iPrism is the #1 product per analysts IDC and InfoSec
- Cash flow positive in Q1 2006

Attractive Value

- $42.1 million valuation (before release of escrow shares)
- 1.75x EV/S
- Public Market Comps:
  - Security businesses @ 3.21x EV/S
  - Subscription (SaaS) businesses @ 5.5x EV/S

$8.50 share price performance target (before release of escrow shares)

Our plan is to attempt to aggressively build the business through acquisitions, channel development and international expansion

StBernard Software

Outstanding Management

John E. Jones - CEO

- General management with IBM (15yrs)
- 25+ years in engineering, product mgt, business mgt
- CEO of Emerald Systems
- EVP of Gould Inc., with extensive M&A experience

Al Riedler - CFO

- 20 years experience in public accounting, finance and operations
- CFO of Bluebird Systems, a software development company
- Former Industrial Group Controller for Ramada Inns

Humphrey Polanen - Chairman

- Industry veteran in operations, business development and M&A
- Former VP of Security for Sun Microsystems

Scott Broomfield - Board Member

- Software Industry veteran; CEO, CFO, operations and Business Development
- Co-Chaired Cyber Security effort for BENS

StBERNARD Software

St Bernard Industry Rankings

- #1 Worldwide Web Filtering Appliance Revenue

  (IDC, Sept '05)

- #1 Worldwide Web Filtering Product in Customer Satisfaction (18,000 surveyed)

  (InfoSec, June '06)

High Growth Market Opportunity

Secure Content Management (SCM)


$10B
$8B
$6B
$4B
$2B
$0B
'03
'04
'05
'06
'07
'08
'09

- Excellent Market Drivers
- $4.5B in '04 to $10.5B in '09
- 27% W.W. growth in 2004
- Appliance portion within SCM:
  - Web-Filtering - 47% CAGR
  - Messaging - 53% CAGR

Source: IDC, Sept 2005



Target Market Segment

Small to Medium Business/Enterprise (SMB)

- 232,000 businesses (50 – 999 employees)
- Only 22% have installed comprehensive security management solutions
- More interested in “appliance” solutions
- Favorable annual growth estimates

Source: AMI Research 2005

Market Drivers (& Spending Priorities)

- Escalating volume of IT attacks:
  - 140,000+ in 2004
- Increasing sophistication of IT security attacks
- Mounting costs per attack
- Employee Internet use
- More stringent government controls & compliance


Low
CTO Spending Priorities
High

- ***Security***
- Application integration
- Compliance / risk mgmt
- Disaster recovery
- ERP
- Data storage
- BPMS / BPEL
- Business intelligence
- VoIP
- Mobile computing
- Identity management
- Server consolidation
- Custom applications
- Portal development
- Wireless networking
- Others…

Source: Goldman Sachs 1/06

How iPrism Works



- Easy to install Web-filtering appliance
- Monitors Internet traffic, inline with corporate servers
- 4 reasons to purchase:

  compliance, security, productivity & bandwidth

- 63 unique policy filters; hate, porn, shopping, etc.
- 7.4+ million web sites (750K added Qrtly)
- Annual subscription to database (recurring revenue)
  - One year renewal is 70% of the list price (High GPM%)
  - Appliance updates web site database nightly
  - Reports to St. Bernard number of seats in use

Competitive Advantages

Why SBS Wins

- Products simply work and work simply
- Provides IT security solutions at the desktop and at the system & network perimeters
- Strong product proposition; price/performance = VALUE
- IP creates a barrier to entry
  - Operating system optimization increases throughput
  - Over 10 million lines of code
  - A.I. search, with 100% human review of the web sites
- 7.4+ million web sites monitored worldwide **(URL database)**

StBERNARD Software

Competitive Landscape (Primary)

GROWTH

St Bernard iPrism® Internet Filtering Appliance — Websense, SurfControl®, Blue Coat

St Bernard ePrism Email Filtering Appliance — Barracuda Networks

---

LEGACY

St Bernard Premium UpdateEXPERT® Patch & Security Settings Management — Shavlik, PatchLink

St Bernard Open File Manager™ Open File Management Software

St Bernard Software

Growth Strategy

Become dominant provider of Secure Content Internet solutions to the SME market

2005 - $29M Billings

Baseline

- 8,500 customers
- SCM @ 46% growth
- Keep 95% renewals in SCM
- Begin VAR program

2006

Sales & Marketing

- Double VARs
- Maintain 46% growth in SCM
- EMEA expansion

Product (SCM)

- Web-filter
- Malware
- Messaging (In/Out)

2007

Future baseline (targets)

- 50% Revenue from channels
- 15% Revenue from Int'l
- Asia/Pac expansion
- $40M warrant cash

Acquisition

- SCM business
- MSP business
- Compliment business
- Products
  - Manage Console
  - 0 Day Attack

Revenue History ($ in millions)


Rev up 112% (21% CAGR)
$11.3
$14.3
$19.8
$21.2
$24.0
$28.7
SaaS
SaaS
2005 Billings
2001
2002
2003
2004
2005
2005B

- 13% overall revenue growth in 2005 over 2004
- 37% growth in the subscription business (SaaS) in 2005
- Difference between billings and revenue is booked to deferred revenue, as recurring revenue

SaaS stands for "Software as a Service" and is the subscription business model

Success of Subscription Model

Growth in Deferred Revenue ($ in millions)

Deferred revenue is cash collected for product shipped. GAAP Revenue is recorded in the future over the term of the subscription.



Up 437% (52% CAGR)
$3.0
$4.4
$8.5
$13.2
$16.1
2001
2002
2003
2004
2005

- 22% growth in 2005 over 2004
- Deferred revenue in booked as revenue over the life of the subscription service
- Subscription renewals for iPrism are @ 95%



Deal Structure

- 33% Sand Hill, 66% St. Bernard (all common, FD)
- St Bernard favorably valued:
  - 1.75x EV/S, assuming basic shares outstanding = $42.1 million valuation (before release of escrow shares)
  - Or, 1.85x EV/S, assuming treasury method, with warrants & options included = $44.5 million valuation (before release of escrow shares)
- $8.50 / share earn-out target to release escrow
- Total Shares Outstanding: 16.3M (13.2M Basic)
  - Sand Hill Public: 4.1M
  - Sand Hill Mgmt: 1.0M + 0.3M
  - St. Bernard: 9.2M (8.1M + 1.1M)
  - St. Bernard: 1.7M earn-out at $8.50 / share
- All the cash is staying in the Company (No Recap)
- Lock-up for St. Bernard executives (15 months)

Capital Structure (Post-Merger Pro forma)

Shares: (M=millions)	**Basic Shares**	**Warrants, Options & Escrow**	**Fully Diluted (FD)**
Sand Hill	5.11M **33.7%**	* 0.33M	5.44M **33.3%**
St. Bernard	8.06M **66.2%**	2.82M	10.88M **66.7%**
Total	13.17M **100.0%**	3.15M	16.32M **100.0%**

- Sand Hill has $5.38 cash value/share in escrow, 5-31-06
- 72% Institutional Ownership
- 4.1M + 1.0M shares under mgmt lock-up for 12 months

* Excludes the 8 million in Sand Hill warrants

StBERNARD Software

Selected Public Comps

(All IT Software – 2005)

(Enterprise Value / Sales)



Median Enterprise Value/Sales (EV/S)
4.5x
3.6x
2.7x
1.8x
0.9x
0.0x
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Median TTM Revenue Growth by Category
Storage Management
Security
R2 = 0.52
Tools
CAD/CAM/CAE
BI
Enterprise System Management
Web Tools
Middleware
SEG - 100
O/S
ERP
CRM
Supply Chain
Document / Content Management

Source: SEG – Software Equity Group, February 2006 report date

Selected Public Comps

(Security EV/S as of 5/23)

(Enterprise Value / Sales)



EV/S
8
6
4
2
0
SaaS
Security Industry Average @ 3.21x (ttm)
1.1
2.1
2.3
2.8
2.8
2.9
3.1
3.9
4.8
5.3
6.1
WGRD
TMWD
SNWL
RSAS
MFE
VRSN
SCUR
SMYC
WBSN
CHKP
TMIC

SaaS stands for "Software as a Service" and is a subscription business model

Source: Sand Hill internal analysis of public companies as of 5/23/06

StBERNARD Software

Selected Public Comps

(SaaS EV/S as of Q1 '06)

(Enterprise Value / Sales)


EV/S
12.6
12
9
SaaS (Subscription)
Average
@ 5.5x (ttm)
7.3
7.4
6
5.9
6.1
5.0
5.3
5.5
4.8
4.4
3.5
3
1.2
0
KNTA
WEBX
TLEO
DGIN
RNOW
TRAK
WBSN
VOCS
KNXA
CNQR
WSSI
CRM

SaaS stands for "Software as a Service" and is a subscription business model

Source: SEG, Q1 2006 Report – WBSN data is as of 5/23/06



Summary

- St. Bernard is a well positioned business with good growth, positive cash flow and a recurring revenue business model
- Operating in an excellent market segment
- Merged at an attractive valuation, materially favorable to the selected industry averages
- With the real potential to become a leader in Internet security solutions to the SME market